UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TTS	The Nasdaq Stock Market LLC
☐ ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Tile Shop Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders on July 16,  2019.  At the meeting:

1.	Cabell H. Lolmaugh and Peter J. Jacullo III were elected to the Company’s Board of Directors as Class I directors to hold office until the 2022 Annual Meeting of Stockholders.

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

3.	The compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

4.	A one-year frequency for the vote on named executive officer compensation was recommended, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Cabell H. Lolmaugh	40,271,259	1,720,020	6,452,473
Peter J. Jacullo III	34,968,437	7,022,842	6,452,473

2.	Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
48,262,707	152,029	29,016	0

3.	Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
41,616,183	295,338	79,758	6,452,473

4.	Approval, on a non-binding and advisory basis, of the frequency of the vote on named executive officer compensation:

One-Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
34,894,029	87,780	6,939,983	69,487	6,452,473

Based on the Board of Directors’ recommendation in the Company’s 2019 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on named executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By /s/ Kirk L. Geadelmann
Date: July 17, 2019	Name: Kirk L. Geadelmann
Title: Chief Financial Officer